UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – August 11, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit Index
EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
SECOND SUPPLEMENTAL INDENTURE
PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.
On August 16, 2005, Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”) and Platinum Underwriters Finance, Inc., a wholly-owned subsidiary of Platinum Holdings (“Platinum Finance”), entered into a registration rights agreement dated as of August 16, 2005 (the “Registration Rights Agreement”) in connection with the closing on August 16, 2005 (the “Remarketing Closing Date”) of the remarketing of 6.371% Senior Guaranteed Notes due 2007 (the “Senior Notes”). The registration rights agreement provides that Platinum Holdings and Platinum Finance will (i) file a registration statement within 90 days after the Remarketing Closing Date enabling holders to exchange the Senior Notes for publicly registered notes; (ii) use reasonable best efforts to cause the registration statement to become or be declared effective within 180 days after the Remarketing Closing Date; (iii) use best efforts to commence and complete the exchange offer within 45 days after the effective date of the registration statement and keep the exchange offer open for a period of not less than 30 days after notice is mailed to holders; and (iv) file a shelf registration statement for the resale of the Senior Notes if, under the circumstances specified in the registration rights agreement, Platinum Holdings and Platinum Finance are unable to effect the exchange offer. If Platinum Holdings and Platinum Finance do not comply with certain obligations under the registration rights agreement, additional interest shall accrue at a per annum rate of 0.25% of the aggregate principal amount of the outstanding Senior Notes during the first 90-day period following the occurrence of such registration default and at a per annum rate of 0.50% thereafter for any remaining period in which a registration default continues.
The Senior Notes were issued by Platinum Finance and guaranteed by Platinum Holdings. Interest is payable on the Senior Notes on each May 16 and November 16 commencing on November 16, 2005. The Senior Notes were issued in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold only to qualified institutional buyers in reliance on Rule 144A of the Securities Act.
Platinum Finance may redeem the Senior Notes, at its option, in whole, but not in part, at any time if a “Tax Event” as defined in the Indenture dated as of October 10, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated November 1, 2002 (the “First Supplemental Indenture”) and as further supplemented by the Second Supplemental Indenture dated August 16, 2005 (the “Second Supplemental Indenture”) (the Base Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”) occurs and is continuing. The redemption price for each Senior Note would be the product of the principal amount of the Senior Notes and a fraction the numerator of which is the treasury portfolio purchase price and the denominator of which is the aggregate principal amount of the Senior Notes outstanding on the tax event redemption date. Depending on the amount of the treasury portfolio purchase price, the redemption amount could be less than or greater than the principal amount of the Senior Notes. The treasury portfolio purchase price would be the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the quotation agent on the third business day immediately preceding the tax event redemption date for the purchase of the treasury portfolio for settlement on the tax event redemption date.
Under the Indenture, an event of default is defined as any of the following: (i) principal or any premium on a note is not paid on its due date, (ii) interest on a note is not paid on its due date, and such default continues for a period of 30 days, (iii) the deposit of any sinking fund payment is not paid when due, (iv) Platinum Finance or Platinum Holdings remains in breach of a restrictive covenant or any other term of the Indenture for 90 days after Platinum Finance and Platinum Holdings receive a notice of default stating Platinum Finance or Platinum Holdings, as the case may be, is in breach (such notice must be sent by either the trustee or holders of at least 25% of the principal amount of the notes; if the notice is sent by the holders of at least 25% of the principal amount of the notes, the holders must also give notice to the trustee), (v) Platinum Holdings’ guarantee of the Senior Notes ceases to be in full force and effect, (vi) a default by Platinum Finance or Platinum Holdings under any debt for money borrowed having an aggregate principal amount outstanding of at least $25 million, or a default by Platinum Finance or Platinum Holdings under any mortgage, indenture or instrument under which there may be issued or may be secured or evidenced any debt for money borrowed of Platinum Finance or Platinum Holdings having an aggregate principal amount outstanding of at least $25 million, which default (A) results because Platinum Finance or Platinum Holdings did not pay any part of the principal of such debt when the principal was due after any applicable grace period expires or (B) causes the debt to become due and payable before the date on which it would otherwise have become due, without, in the case of clause (A), such debt being discharged or without, in the case of clause (B), such debt being discharged or such acceleration having been rescinded or annulled, both within 10 days after the trustee or the holders of at least 25% in principal amount of the notes give Platinum Finance or Platinum Holdings notice of the default and require that Platinum Finance or Platinum Holdings remedy the breach, (vii) Platinum Finance or Platinum Holdings files for bankruptcy or certain other events in bankruptcy, insolvency or reorganization occur.
On August 16, 2005, Platinum Holdings and Platinum Finance, entered into the Second Supplemental Indenture, with JPMorgan Chase Bank, N.A., in connection with the issuance of the Senior Notes. The Second Supplemental Indenture provides for the issuance by Platinum Finance of up to $137.5 million aggregate principal amount of Series B 6.371% Senior Guaranteed Notes due 2007 (the “Series B Notes”) guaranteed by Platinum Holdings. The Series B Notes would be issued in exchange for Senior Notes tendered in the exchange offer to be conducted pursuant to the Registration Rights Agreement. The Second Supplemental Indenture also provides for the form of certificate representing the Senior Notes.

The above descriptions of the Registration Rights Agreement and the Second Supplemental Indenture do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2 and are incorporated herein by reference.
ITEM 8.01 OTHER EVENTS.
On August 11, 2005, Platinum Holdings issued the attached press release “Platinum Underwriters Holdings, Ltd. Announces Remarketing of Notes in Rule 144A Offering.” The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the press release.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 4.1 — Exchange and Registration Rights Agreement dated August 16, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as remarketing agents.
Exhibit 4.2 — Second Supplemental Indenture dated as of August 16, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.
Exhibit 99.1 — Press release dated August 11, 2005, titled “Platinum Underwriters Holdings, Ltd. Announces Remarketing of Notes in Rule 144A Offering.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President, General Counsel and Secretary
Date: August 17, 2005

Exhibit Index

Exhibit
Number	Description
4.1
Exchange and Registration Rights Agreement dated August 16, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as remarketing agents.

4.2	Second Supplemental Indenture dated as of August 16, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.

99.1	Press release dated August 11, 2005, titled “Platinum Underwriters Holdings, Ltd. Announces Remarketing of Notes in Rule 144A Offering.”